Exhibit 10.11

FIRST AMENDMENT

FIRST AMENDMENT, dated as of April 9, 2014 (this “Amendment”), to the Second Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation (the “Borrower”), Brasa (Purchaser) Inc., a Delaware corporation (“Holdings”), Wilmington Trust, National Association, as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”).

W I T N E S S E T H

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower.

WHEREAS, as contemplated by Section 10.01 of the Credit Agreement, the Borrower has requested that the Required Lenders amend certain provisions of the Credit Agreement in order to allow an increase in Indebtedness under the First Lien Credit Agreement permitted by the Credit Agreement, and the Required Lenders are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the recitals) shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendment to Article VII.

Section 7. 03 (a) of the Credit Agreement is hereby amended as of the Amendment Effective Date by replacing the parenthetical “(as in effect on the Closing Date)” therein with “(as in effect on April 9, 2014, after giving effect to the Second Amendment thereto, dated as of April 9, 2014)”.

SECTION 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived, which date shall not be later than April 9, 2014 (the “Amendment Effective Date”):

(a) Amendment Documentation. The Administrative Agent shall have received (i) a counterpart of this Amendment, executed and delivered by a duly authorized officer of Holdings and the Borrower and (ii) Lender Addenda, executed and delivered by the Required Lenders.

(b) Collateral. The Borrower and the other Loan Parties shall have executed an instrument of acknowledgement and confirmation reasonably satisfactory to the Administrative Agent with respect to the guarantees, security interests and liens created under the Collateral Documents.

(c) Fees and Expenses. All fees and expenses required to be paid to the Administrative Agent and its Affiliates and the Lenders on or prior to the Amendment Effective Date in connection with this Amendment shall have been received on or prior to the Amendment Effective Date; provided that invoices or estimates for such expenses shall be received by the Borrower at least two Business Days prior to the Amendment Effective Date (and shall be paid after the Amendment Effective Date, if received thereafter).

SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants that (a) the representations and warranties of the Borrower and each other Loan Party contained in Article 5 of the Credit Agreement or any other Loan Document, after giving effect to this Amendment, are true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Amendment Effective Date (except in the case of any representation and warranty which expressly relates to a given date or period, in which case such representation and warranty was true and correct in all material respects (and in all respects if qualified by materiality) as of the respective date or for the respective period, as the case may be); provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment and (b) after giving effect to this Amendment, no Default or Event of Default shall exist.

SECTION 5. Effects on Loan Documents. Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

SECTION 6. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 10.16 AND SECTION 10.17 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission (including portable document format) of an executed counterpart of a signature page (including a Lender Addendum) to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 8. Integration; Severability. This Amendment comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on such subject matter. This Amendment was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected and impaired thereby.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BRASA (PURCHASER) INC., as Holdings

By:	/s/ Lawrence J. Johnson
Name:	Lawrence J. Johnson
Title:	President

BRASA (HOLDINGS) INC., as Borrower

By:	/s/ Lawrence J. Johnson
Name:	Lawrence J. Johnson
Title:	President

[Brasa (Holdings) Inc. Second Lien Credit Agreement – Signature Page to First Amendment]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Erin Tkachenko
Name:	ERIN TKACHENKO
Title:	VICE PRESIDENT

[Brasa (Holdings) Inc. Second Lien Credit Agreement – Signature Page to First Amendment]

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE BRASA (HOLDINGS) INC.

SECOND LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Second Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, Wilmington Trust, National Association, as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby.

Name of Institution: CONGRUENT CREDIT OPPORTUNITIES FUND II, LP

by	CONGRUENT INVESTMENT PARTNERS, LLC, its Investment Manager

by	/s/ Matthew Killebrew
Name: Matthew Killebrew
Title: Authorized Signatory

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE BRASA (HOLDINGS) INC.

SECOND LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Second Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, Wilmington Trust, National Association, as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby.

Name of Institution: Gramercy Park CLO Ltd.

by	/s/ Dan Smith		By:	GSO / Blackstone Debt Funds Managements LLC as Collateral Manager
	Name:	Dan Smith
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE BRASA (HOLDINGS) INC.

SECOND LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Second Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, Wilmington Trust, National Association, as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby.

Name of Institution:	GUIDEMARK OPPORTUNISTIC FIXED INCOME FUND, As Lender

	By:	Loomis, Sayles & Company, L.P.,
Sub-Adviser

	By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

by	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE BRASA (HOLDINGS) INC.

SECOND LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Second Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, Wilmington Trust, National Association, as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby.

Name of Institution:	INDIANA UNIVERSITY As Lender

	By:	Loomis, Sayles & Company, L.P.,
Its Investment Adviser

	By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

by	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE BRASA (HOLDINGS) INC.

SECOND LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Second Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, Wilmington Trust, National Association, as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby.

Name of Institution: Ivy High Income Fund

by	/s/ William M. Nelson
Name: William M. Nelson
Title: Sr. Vice President

For any institution requiring a second signature line:

by
Name:
Title:

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE BRASA (HOLDINGS) INC.

SECOND LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Second Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, Wilmington Trust, National Association, as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby.

Name of Institution: Lehigh River LLC

by	/s/ Dan Smith		By:	FS Investment Corporation II, as Sole Member
	Name:	Dan Smith
	Title:	Authorized Signatory	By:	GSO / Blackstone Debt Funds Management LLC as
Sub-Adviser

For any institution requiring a second signature line:

by
Name:
Title:

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE BRASA (HOLDINGS) INC.

SECOND LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Second Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, Wilmington Trust, National Association, as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby.

Name of Institution:	LITMAN GREGORY MASTERS ALTERNATIVE STRATEGIES FUND, As Lender

	By:	Loomis, Sayles & Company, L.P.,
As Sub-advisor for Litman Gregory Fund Advisors, LLC

by	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE BRASA (HOLDINGS) INC.

SECOND LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Second Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, Wilmington Trust, National Association, as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby.

Name of Institution: Locust Street Funding LLC

by	/s/ Dan Smith		By:	FS Investment Corporation, as Sole Member
	Name:	Dan Smith
	Title:	Authorized Signatory	By:	GSO / Blackstone Debt Funds Management LLC as
Sub-Adviser

For any institution requiring a second signature line:

by
Name:
Title:

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE BRASA (HOLDINGS) INC.

SECOND LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Second Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, Wilmington Trust, National Association, as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby.

Name of Institution:	LOOMIS SAYLES SENIOR FLOATING RATE & FIXED INCOME FUND, As Lender

	By:	Loomis, Sayles & Company, L.P.,
Its Investment Adviser

	By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

by	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE BRASA (HOLDINGS) INC.

SECOND LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Second Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, Wilmington Trust, National Association, as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby.

Name of Institution:	LOOMIS SAYLES STRATEGIC ALPHA FUND, As Lender

	By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

by	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE BRASA (HOLDINGS) INC.

SECOND LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Second Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, Wilmington Trust, National Association, as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby.

Name of Institution:	LOOMIS SAYLES STRATEGIC ALPHA TRUST, As Lender

	By:	Loomis Sayles Trust Company, LLC.
As Trustee of Loomis Sayles Strategic Alpha Trust

by	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE BRASA (HOLDINGS) INC.

SECOND LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Second Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, Wilmington Trust, National Association, as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby.

Name of Institution: MAIN STREET CAPITAL CORPORATION

by	/s/ Nick Meserve
Name: Nick Meserve
Title: Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE BRASA (HOLDINGS) INC.

SECOND LIEN CREDIT AGREEMENT

DATED AS OF JULY 20, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Second Lien Credit Agreement, dated as of July 20, 2012 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Brasa (Holdings) Inc., a Delaware corporation, Brasa (Purchaser) Inc., a Delaware corporation, Wilmington Trust, National Association, as the administrative agent (the “Administrative Agent”) and the several banks and other financial institutions or entities from time to time parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum, the undersigned institution agrees and consents to the terms of the Amendment and the Credit Agreement as amended thereby.

Name of Institution:	PRINCIPAL FUNDS, INC. GLOBAL MULTI STRATEGY FUND, As Lender

	By:	Loomis, Sayles & Company, L.P.,
Its Sub-Advisor

	By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

by	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President